UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2004



                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429


        Delaware                                                 11-3129361
________________________                                     ___________________
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                555 Westbury Avenue, Carle Place, New York 11514
                ________________________________________________
                 (Former Address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 15, 2004, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's fourth quarter and full year 2003 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The Independent Auditor's Report of Grant Thornton, LLP is not attached to this Annual Report on Form 10-K because the change of the Company's accountants in August 2003 and the Company's implementation of additional disclosure controls and procedures, each as disclosed in this Annual Report on Form 10-K, delayed certain accounting determinations until very late in the audit process, which gave Grant Thornton, LLP insufficient time to complete its review of the Annual Report on Form 10-K and issue its report in time to include its report in the Annual Report on Form 10-K. The Company intends to file Grant Thornton's report in an amended Annual Report on Form 10-K as soon as it is received.



          (a) Not Applicable

          (b) Not Applicable

          (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

              99.1 News Release of DHB Industries, Inc. issued March 15, 2004: DHB Industries Reports Fourth Quarter and Full Year 2003 Results (furnished solely pursuant to
                        Item 12 of Form 8-K).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.


                              By:  /s/ DAWN M. SCHLEGEL
                                   ___________________________
                                       Dawn M. Schlegel
                                       Chief Financial Officer


Dated:  March 15, 2004

                                  EXHIBIT INDEX

                                                                        Page No.

99.1     News Release of DHB Industries, Inc. issued March 15, 2004:       5
         DHB Industries Reports Fourth Quarter and Full Year 2003
         Results (furnished solely pursuant to Item 12 of Form 8-K).